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                                                                   EXHIBIT 10.71


                                    EXHIBIT A

                          EDAC TECHNOLOGIES CORPORATION

                         2000 EMPLOYEE STOCK OPTION PLAN


         1. Purpose. The purpose of the Edac Technologies Corporation 2000 Employee Stock Option Plan is to: (a) promote the long-term growth and profitability of the Company and its Subsidiaries, (b) provide directors, officers and employees of the Company and its Subsidiaries with an incentive to achieve long-term corporate objectives, (c) attract and retain directors, officers and employees of outstanding competence, and (d) provide directors, officers and employees with a stake in the Company's long-term success.

         2. Definitions.

                  2.1 "Board of Directors" shall mean the Board of Directors of the Company.

                  2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  2.3 "Committee" shall mean the stock option committee designated by the Board of Directors. If no stock option committee is designated, the term "Committee" shall mean the compensation committee of the Board of Directors. To the extent deemed advisable by the Board of Directors to satisfy the requirements of Rule 16b-3, the Committee shall consist solely of two or more Non-Employee Directors.

                  2.4 "Common Stock" shall mean the $.0025 par value common stock of the Company.

                  2.5 "Company" shall mean Edac Technologies Corporation.

                  2.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  2.7 "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:
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                           (a) if the Common Stock is listed on any established
stock exchange, a national market system or other established trading system, including, without limitation, the Nasdaq National Market, the Nasdaq SmallCap Market or the Over the Counter Bulletin Board, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such market for the last market trading day prior to the time of determination, as reported in such source as the Committee deems reliable;

                           (b) if the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in such source as the Committee deems reliable; or

                           (c) in the absence of an established market for the
Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

                  2.8 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3.

                  2.9 "Option" (or its plural) shall mean the option to purchase Common Stock pursuant to this Plan.

                  2.10 "Participant" shall mean an individual who has been granted an Option under this Plan.

                  2.11 "Permanent Disability" shall mean the inability of a Participant by reason of physical or mental illness or incapacity to perform his or her duties on behalf of the Company or its Subsidiaries, as applicable, for a continuous period of 90 days.

                  2.12 "Plan" shall mean the Edac Technologies Corporation 2000 Employee Stock Option Plan.

                  2.13 "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

                  2.14 "Subsidiary" (or its plural) shall mean any corporation which, at the time an Option is granted, qualifies as a subsidiary corporation under section 425(f) of the Code or any similar provision hereafter enacted.



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         3. General.

                  3.1 Administration.

                           (a) The Plan shall be administered by the Committee.

                           (b) The Committee shall have the authority, in its
sole discretion, from time to time: (i) to grant Options, (ii) to prescribe such limitations, restrictions and conditions upon any such Options as the Committee shall deem appropriate, and (iii) to interpret this Plan, to adopt, amend and rescind rules and regulations relating to this Plan and to make all other determinations and to take all other action necessary or advisable for the implementation and administration of this Plan. A majority of the members of the Committee shall constitute a quorum and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or action unanimously adopted in writing without a meeting, shall be the action of the Committee.

                           (c) All actions of the Committee taken pursuant to
this section 3.1 shall be final, conclusive and binding on all Participants under this Plan. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan.

                  3.2 Participation. The Committee may grant Options under this Plan to any director, officer, employee or consultant of the Company or any of its Subsidiaries who the Committee believes has contributed or who has the ability to contribute to the long-term success of the Company or its Subsidiaries. In granting such Options and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the Participant, his or her potential long-term contribution to profitability and sound growth of the Company and/or its Subsidiaries and such other factors as the Committee may deem relevant.

                  3.3 Rule 16b-3. Rule 16b-3 provides that the grant of a stock option to a director or officer of a company subject to Section 16(b) of the Exchange Act will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in Rule 16b-3 are satisfied. Unless otherwise specified by the Committee or the Board of Directors, grants of Options hereunder to individuals who are officers or directors of the Company for purposes of Section 16(b) of the Exchange Act shall be made in a manner that satisfies the conditions of Rule 16b-3.



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         4. Option Terms and Conditions.

                  4.1 Governance. The grant of an Option shall be evidenced by a written option agreement in a form approved by the Committee. Such Option shall be subject to the terms and conditions of this Plan and, in addition, to such other terms and conditions not inconsistent with this Plan which the Committee may deem appropriate.

                  4.2 Exercise Period. The term of each Option shall be as determined by the Committee; provided, however, that if the term of an Option is to exceed ten years from the date of the grant thereof, such Option may not be exercised prior to the tenth year and the term of such Option shall end one year after the date such Option may first be exercised.

                  4.3 Option Price. The option price per share for the Common Stock covered by any Option shall be determined by the Committee, but shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

                  4.4 Exercise of Option. An Option may be exercised from time to time by written notice by the Participant (or, if the Participant transferred the Option to a trust pursuant to section 6.2, by the trustee or other appropriate representative of the trust and/or its beneficiaries) to the Secretary of the Company of such Participant's (or trust's) intent to exercise the Option with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant (or the trust, as applicable) upon receipt by the Secretary of the Company of such notice along with payment for such shares and such other items or documentation as the Committee shall reasonably request of the Participant (or the trust, as applicable).

                  4.5 Payment of Purchase Price on Exercise. Each option agreement shall provide that the purchase price for the shares with respect to which an Option is exercised shall be paid to the Company in cash at the time of exercise.

                  4.6 Termination of Employment or Services. Except as otherwise expressly specified by the Committee, all Options shall lapse at the time specified below:

                           (a) if a Participant dies while employed by the
Company or a Subsidiary or while serving as a director of the Company or a Subsidiary, or if a Participant dies after termination of the Participant's employment due to either


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retirement after age 55 or Permanent Disability and, in the case of Permanent
Disability, the Option has not already lapsed pursuant to the terms of section 4.6(b), the Option shall lapse at 5 p.m. (eastern standard time) on the 365th day after the date of the Participant's death;

                           (b) if a Participant's employment with the Company or
a Subsidiary terminates on account of Permanent Disability, the Option shall lapse at 5 p.m. (eastern standard time) on the 90th day after the date of termination of the Participant's employment due to the Permanent Disability; or

                           (c) if (i) the Participant's employment with the
Company or a Subsidiary terminates in any manner not specified in section 4.6(a) or 4.6(b), (ii) Participant's employer ceases to be a Subsidiary, or (iii) Participant ceases to be a director of the Company (unless the termination of Participant's directorship is at the request of management), then the Option shall lapse 90 days after such event.

         5. Aggregate Limitation on Shares of Common Stock. Shares of Common Stock which may be issued pursuant to Options granted under this Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. The number of shares of Common Stock reserved for issuance under the Plan shall not exceed 300,000 shares, subject to adjustments pursuant to section 7.8 of this Plan. Any shares of Common Stock subject to an Option which for any reason either terminates unexercised or expires unexercised shall again be available for issuance under this Plan.

         6. Acquisition, Merger or Liquidation

                  6.1 Acquisition. Notwithstanding anything herein to contrary, in the event that an Acquisition (as defined below) occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Participants for each Option of an amount equal to a reasonable, good faith estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price per share of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of


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the Company's assets are acquired or in which a controlling amount of the
Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed. The Committee shall have absolute and uncontrolled discretion to determine whether to offer to pay the Spread to Participants pursuant to this section 6.1 and to determine the amount of the Spread.

                           Where the Company does not exercise its option under
this section 6.1, the remaining provisions of this section 6 shall apply, to the extent applicable.

                  6.2 Merger or Consolidation. Subject to section 6.1 and to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

                  6.3 Other Transactions. Subject to section 6.1, dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of the dissolution, liquidation, merger or consolidation. However, the Participant either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Participant an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Participant the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Committee shall have absolute and uncontrolled discretion to determine whether the Participant has been offered a firm commitment and whether the tendered Substitute Option will substantially


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preserve to the Participant the rights and benefits of the Option outstanding hereunder.

         7. Miscellaneous.

                  7.1 General Restriction. Any Option granted under this Plan shall be subject to the requirement that, if at any time the Committee determines that any listing or registration of the shares of Common Stock or any consent or approval of any governmental body or any other agreement or consent is necessary or desirable as a condition of the granting of an Option or issuance of Common Stock upon exercise of an Option, such grant or issuance may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee.

                  7.2 Nonassignability; Holding Period. No Option granted under this Plan may be: (a) assigned or transferred by the Participant, except by will or by the laws of descent and distribution or to a trust for the benefit of the transferring Participant or his or her spouse and lineal descendants, or (b) exercised for at least six months after the date of grant. During the life of the Participant, any Option shall be exercisable only by such Participant or, if the Option was transferred by the Participant to a trust in accordance with this section 7.2, by the trustee of such trust or other appropriate representative of the trust and/or its beneficiaries.

                  7.3 Withholding Taxes. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under this Plan, the Company shall have the right to require the Participant (or the trust, if applicable) to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate for such shares.

                  7.4 Investment Representation. Each option agreement may provide that the Participant or recipient shall, upon demand by the Committee, deliver to the Committee at the time of exercise of any Option a written representation that the shares to be acquired under such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares.

                  7.5 No Right to Employment. Nothing in this Plan or in any agreement entered into pursuant to this Plan shall confer upon any Participant the right to continue in the employment of the Company or a Subsidiary or affect any


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right which the Company or a Subsidiary may have to terminate the employment of such Participant.

                  7.6 Nonuniform Determinations. The Committee's determinations under this Plan (including, without limitation, the Committee's determinations of the persons to be granted Options) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated.

                  7.7 No Rights as Shareholders. Recipients of Options under this Plan shall have no rights as shareholders of the Company with respect thereto unless and until certificates for shares of Common Stock are issued to them.

                  7.8 Adjustment of Stock. If a change occurs in the outstanding Common Stock of the Company due to any stock dividend, recapitalization, reorganization, stock split or any similar transaction, the Committee shall appropriately adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the option price of such Options and any and all other adjustments deemed appropriate by the Committee to prevent substantial dilution or enlargement of the rights granted to a Participant. The Committee's determination hereunder shall be final and binding on all parties.

                  7.9 Amendment or Termination of this Plan. The Committee, with the approval of the Board of Directors, may, at any time, terminate this Plan or any part thereof and may, from time to time, amend this Plan as it may deem advisable. The termination or amendment of this Plan shall not, without the consent of the Participant, affect such Participant's rights under Options previously granted.

         8. Effective Date of the Plan. The effective date of the Plan shall be June 5, 2000.





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